UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07360

Monetta Trust
(Exact name of Registrant as specified in charter)

1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Address of principal executive offices) (Zip code)

Robert S. Bacarella
1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Name and address of agent for service)

(630) 462-9800
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period:  December 31, 2021

Item 1. Reports to Stockholders.

(a)

Annual Report
December 31, 2021

Monetta Mutual Funds (No-Load)

Monetta Trust:
■ Monetta Fund
■ Monetta Young Investor Growth Fund

1-800-MONETTA	www.monetta.com

(This Page Intentionally Left Blank.)

TABLE OF CONTENTS

Letter to Shareholders	5

Performance Highlights
Monetta Fund	6
Monetta Young Investor Growth Fund	7

Disclosure of Fund Expenses	8

Schedules of Investments
Monetta Fund	9
Monetta Young Investor Growth Fund	11

Financial Statements
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	22

Other Information	23

Trustees & Officers	25

Notice to Shareholders	27

Privacy Policy	28

Principal Risks:
Mutual fund investing involves risk. Principal loss is possible. The Funds may make short-term investments, without limitation, for defensive purposes, which may provide lower returns than other types of investments. The portion of the Monetta Young Investor Growth Fund that invests in underlying ETFs that track the S&P 500® Index (the “Index”) will be subject to certain risks which are unique to tracking the Index. By investing in ETFs, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. The Monetta Young Investor Growth Fund will invest approximately 50% of its net assets in funds that track the Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies, and your cost of investing will generally be higher than the cost of investing directly in the shares of the mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility than larger companies. Please refer to the Funds’ prospectus for further details.

While the Funds are no-load, management and other expenses still apply.

Past performance is not a guarantee of future results.

Monetta Financial Services, Inc. (“MFSI” or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change. MFSI and its affiliated officers, trustees and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk. Please refer to the Schedules of Investments in this report for a complete list of Fund holdings.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity securities market. It includes those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity securities market. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

ADR – American Depositary Receipt

Earnings growth is not a measure of the Funds’ future performance.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectuses contains this and other important information about the investment company, and may be obtained by calling 1-866-964-4683, or visiting www.monetta.com. Read it carefully before investing.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC.

Letter to Shareholders (Unaudited)

2021 Annual Report
Dear Fellow Shareholders:

I am pleased to enclose your Fund’s annual report for the year ended December 31, 2021.

The year 2021 was an exceptional year for the U.S. equity markets. Time and again, investors brushed off news that could have derailed stocks in past years, such as changing pandemic conditions, rising inflation levels, supply chain disruptions and excessive government spending. The results, as measured by the S&P 500 Index, were impressive to say the least:

•	Overall 28.7% return;
•	Sixth-best year since 1990;
•	One of the best three-year consecutive double-digit returns on record;
•	Seventy all-time highs, a record that’s second only to 1995;
•	One of only four years without a market pullback larger than 5%, as investors generally adopted a “buy the dip” investment mentality.

Looking deeper into performance trends, a big theme was rotation away from the growth stock sectors toward the more cyclical and defensive sectors. As the economic recovery broadened, investors shifted toward value sectors, which included energy, financials and real estate. Growth stocks, by contrast, topped out early in 2021 and trended lower throughout the balance of the year.

Market Outlook 2022

As we enter 2022, I am reminded of a golfer shooting 61 on a very tough 18-hole course last year and wondering if that golfer can repeat such an exceptional round this year. It’s possible, but it won’t be easy. Few if any Wall Street strategists are predicting a repeat of last year’s performance. Most expect the S&P 500 to be range bound and volatile. Market risk factors that bear watching include more hawkish Federal Reserve policy, elevated inflation levels, new COVID variants that could potentially impact economic growth, and corporate profits. Following are brief thoughts on each.

First, Fed monetary policy. The Fed has started to taper its asset purchases, which should take some rocket fuel out of the economy. A key concern is how quickly and how high the Fed will need to raise interest rates to lower inflation levels. Although the Fed continues to support an accommodating monetary policy, there is an increasing concern that future rate hikes might not be enough to reduce inflationary pressures. Recent price increases appear to be in areas the Fed doesn’t control—i.e., supply chain disruptions, product shortages, wage increases and the prospects of additional government stimulus programs.

Second, elevated inflation levels. Inflation has remained well above the Fed’s 2.0% target for at least nine months. The Fed has admitted that inflation has persisted longer than anticipated but still considers it “transitory.” Although supply chain issues and consumer product demands are expected to ease during the first half of 2022, concerns are more centered on elevated labor costs and employers facing the tightest job market in recent memory.

Third, pandemic risk. Covid-19 continues to remain a risk for the economy and the markets. Vaccines have helped broaden the economic recovery, but new variants have extended the duration of the pandemic. Businesses are compelled to rethink reopening plans, which could add to near-term market headwinds. It’s still too early to determine the longer-term impact of these Covid variants on economic growth.

Lastly, corporate earnings. During the last reported quarterly earnings period, very few companies warned about slowing revenue growth, declining profit margins or the need to lower future earnings guidance. Investors appear to be shifting toward those companies with pricing power, strong revenue growth, sustainable earnings and strong balance sheets.

As economic growth trends back to normal, we believe we could see a rotation back toward growth stocks. Many have been consolidating since the first quarter of 2021, allowing earnings to catch up with valuation levels. We expect inflation to remain somewhat sticky in 2022 as higher labor rates and shortages keep prices elevated. We believe the Fed’s monetary tightening will be gradual, but we recognize that with any changing Fed policy there is always some execution risk. As the Fed eases, we believe investors will focus more on whether company fundamentals and earnings can support another year of double-digit gains.

Is the Market Overvalued?

Given the elevated valuations of many stocks and concerns over inflation and interest rates, it is not surprising that many investors believe that a market correction is imminent. It is important to remember that frequent market corrections are a normal event. From time to time the markets need to take a breather. Based on the combination of expanding economic growth and a gradual reduction in the Fed monetary stimulus, we believe market corrections will likely be temporary and short-lived (“V-shaped”) and should be viewed as a buying or rebalancing opportunity. The key is to stay invested in spite what could be a bumpy and volatile rollercoaster ride.

Thank you for being a valued shareholder,

Respectfully,

Robert S. Bacarella
President, Founder and Portfolio Manager

Performance Highlights (Unaudited)
Monetta Fund		Year ended December 31, 2021
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$729.4 billion	$84.29 million
PERFORMANCE:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Fund	17.83%	25.07%	17.64%	14.79%
S&P 500® Index	28.71%	26.07%	18.47%	16.55%
Total Annual Operating Expenses*	1.38%

*  Source Prospectus dated April 30, 2021. Expense ratio of 1.38% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund’s current Expense Ratio, please refer to Page 15 of this Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500® Index, for the 10-year period ended December 31, 2021, with dividend and capital gains reinvested.

Portfolio Weightings(a):

Technology	41.7%
Healthcare	12.2%
Consumer Cyclical	12.0%
Retail	11.6%
Financial	10.4%
Transportation	5.9%
Capital Equipment	0.5%
Other(b)	5.7%

Top 5 Equity Holdings:

% of Net Assets
Alphabet, Inc. - CL C	7.2%
NVIDIA Corp.	7.0%
Apple, Inc.	6.7%
Amazon.com, Inc.	6.7%
Microsoft Corp.	6.0%
Total Top 5 Equity Holdings:	33.6%

(a)	Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.
(b)	Includes Money Market Funds and liabilities in excess of other assets.

Commentary

The Monetta Fund posted a solid gain of 17.83% for the year ended December 31, 2021. In spite of this gain, the Fund lagged the return of its benchmark index, the S&P 500 Index, which posted a 28.71% return for the year.

The Fund’s performance variance to the index was primarily due to its emphasis on the large-cap growth stock sector and limited exposure to the top-performing Energy and Real Estate value sectors. Specifically, detracting from Fund performance were its holdings in Amazon, MasterCard and Visa, which, on average, appreciated 0.71% during the year, representing 6.72%, 2.98% and 0.00%, respectively, of the year-end portfolio. Both Amazon and MasterCard positions were trimmed during the year, and the Visa position was sold. Sale proceeds were partly used to increase exposure to the Healthcare sector with new positions in AbbVie, Inc., Amgen Inc. and Incyte Corporation, representing 0.96%, 0.85% and 1.04%, respectively, of the year-end portfolio.

Specific holdings that enhanced Fund performance included NVIDIA Corporation, Alphabet Inc. Class C, Microsoft Corporation and Apple, Inc. representing 6.98%, 7.21%, 5.98% and 6.74%, respectively, of the year-end portfolio. Investing in these premier growth stocks remains a primary investment focus.

As we head into 2022, the markets will likely face headwinds from a more hawkish Fed, supply chain disruptions and Covid-variants. These could impact inflation, interest rates and second-half economic growth. We believe these headwinds will be temporary—but likely accompanied by excessive market volatility and the possibility of a short-term market correction. As the Fed eases up its support, we believe investors will once again focus on company fundamentals and sustainable growth companies. As the pace of economic growth trends back to normal, we believe the markets can support another year of double-digit gains, especially in the growth stock sector.

Performance Highlights (Unaudited)
Monetta Young Investor Growth Fund		Year ended December 31, 2021
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$1.1 trillion	$51.47 million
PERFORMANCE:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Young Investor
Growth Fund	22.87%	25.20%	18.00%	15.62%
S&P 500® Index	28.71%	26.07%	18.47%	16.55%
Total Annual Operating Expenses*	1.34%

*  Source Prospectus dated April 30, 2021. Expense ratio of 1.34% includes Acquired Fund Fees and Expenses of 0.03%. For the Fund’s current Expense Ratio, please refer to Page 16 of this Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Growth Fund and the S&P 500® Index, for the 10-year period ended December 31, 2021, with dividend and capital gains reinvested.

Portfolio Weightings(a):

Exchange Traded Funds	47.8%
Technology	21.9%
Retail	9.8%
Financial	7.6%
Healthcare	4.1%
Consumer Cyclical	4.0%
Transportation	1.7%
Other(c)	3.1%

Top 5 Equity Holdings(b):

% of Net Assets
Apple, Inc.	6.9%
Amazon.com, Inc.	6.5%
Alphabet, Inc. - CL C	5.6%
Microsoft Corp.	5.2%
JPMorgan Chase & Co.	4.6%
Total Top 5 Equity Holdings:	28.8%

(a)	Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.
(b)	Excludes Exchange Traded Funds.
(c)	Includes Money Market Funds and liabilities in excess of other assets.

Commentary

The Monetta Young Investor Growth Fund appreciated 22.87% for the year ended December 31, 2021. The Fund return lagged the performance of its benchmark index, the S&P 500, which appreciated 28.71%. The Fund’s concentration in large-capitalization growth stocks led to the underperformance, as the growth stock sector underperformed the index since March 2021. However, the Fund’s relative performance was supported by its approximately 50% weightings in exchange traded funds (ETFs) that tracked the market return. This diversified investment strategy provides ballast to the portfolio while minimizing the risk associated with sector rotation.

Specific holdings that enhanced Fund performance included Alphabet Inc. Class C, Microsoft Corporation and Apple, Inc. representing 5.62%, 5.23% and 6.90%, respectively, of the year-end portfolio. Most of the growth stock positions were trimmed during the year, with new positions established in Pfizer Inc., Ford Motor Company and Uber Technologies, representing 1.38%, 1.61% and 1.22%, respectively, of the year-end portfolio.

Detracting from Fund performance were positions in Walt Disney Co., Bed Bath & Beyond Inc. and Boeing Company, all which were sold, as earnings and guidance came in below expectations. In addition, no exposure to the index’s top performing sectors, Energy and Real Estate, negatively impacted relative performance.

As we enter 2022, we believe the Fund’s diversification and balance is well positioned to deal with excessive market volatility, a possible market correction and rotating sector shifts. Despite the headwinds that could affect near-term economic growth, we believe Fed policy shifts will be gradual and price increases will be “transitory.” Economic growth should continue to trend back to normal, which could bode well for future market performance. It is important to remember that frequent market corrections are normal events. These pullbacks are rebalancing opportunities not only to add to positions in quality growth companies at discounted prices but also to invest in innovative companies with potential to disrupt existing technologies.

Disclosure of Fund Expenses (Unaudited)	Period Ended December 31, 2021

As a shareholder of a mutual fund, you incur ongoing costs, including investment advisory fees; distribution expense (Monetta Young Investor Growth Fund); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, July 1, 2021 - December 31, 2021.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, investment advisory fees, distribution expense, accounting, custodian and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD(a)	ANNUALIZED
	7/1/21	12/31/21	7/1/21-12/31/21	EXPENSE RATIO
ACTUAL
Monetta Fund	$1,000.00	$1,049.70	$6.97	1.35%
Monetta Young Investor Growth Fund	1,000.00	1,097.00	6.82	1.29%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$1,000.00	$1,018.40	$6.87	1.35%
Monetta Young Investor Growth Fund	1,000.00	1,018.70	6.56	1.29%

(a)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments	December 31, 2021

Monetta Fund
COMMON STOCKS - 94.3%
NUMBER OF SHARES		VALUE
Capital Equipment - 0.5%
Commercial Service-0.5%
5,000	The Trade Desk, Inc. *	$458,200

Consumer Cyclical - 12.0%
Automobile-5.7%
140,000	Ford Motor Co.	2,907,800
1,000	Tesla, Inc. *	1,056,780
16,000	XPeng, Inc. *	805,280
		4,769,860
Housing-1.4%
10,000	Lennar Corp. - CL A	1,161,600

Leisure Service-4.9%
500	Booking Holdings, Inc. *	1,199,615
10,000	Caesars
	Entertainment, Inc. *	935,300
1,600	Netflix, Inc. *	963,904
25,000	Uber Technologies, Inc. *	1,048,250
		4,147,069

Financial - 10.4%
Bank-Money Center-7.4%
10,000	Goldman Sachs
	Group, Inc.	3,825,500
15,000	JPMorgan Chase & Co.	2,375,250
		6,200,750
Finance-Miscellaneous-3.0%
7,000	MasterCard, Inc. - CL A	2,515,240

Healthcare - 12.2%
Healthcare-Biomedical/Genetic-4.7%
200,000	Amarin Corp. - ADR *	674,000
3,200	Amgen, Inc.	719,904
11,000	Gilead Sciences, Inc.	798,710
12,000	Incyte Corp. *	880,800
4,000	Vertex
	Pharmaceuticals, Inc. *	878,400
		3,951,814
Healthcare-Drug/Diversified-3.3%
6,000	AbbVie, Inc.	812,400
14,000	Merck & Co., Inc.	1,072,960
15,000	Pfizer, Inc.	885,750
		2,771,110
Healthcare-Patient Care-4.2%

2,200	Laboratory Corporation
	of America Holdings *	691,262
5,000	Quest Diagnostics, Inc.	865,050
4,000	UnitedHealth
	Group, Inc.	2,008,560
		3,564,872

Retail - 11.6%
Retail-Drug Store-0.9%
7,000	CVS Health Corp.	722,120

Retail-Major Chain-3.4%
5,000	Costco Wholesale Corp.	2,838,500

Retail-Restaurant-0.6%
14,000	Portillo’s, Inc. *	525,560

Retail-Specialty-6.7%
1,700	Amazon.com, Inc. *	5,668,378

Technology - 41.7% #
Computer Data Storage-7.6%
32,000	Apple, Inc.	5,682,240
20,000	HP, Inc.	753,400
		6,435,640
Computer-Software-12.4%
15,000	Cisco Systems, Inc.	950,550
7,000	Citrix Systems, Inc.	662,130
2,500	Coinbase Global, Inc. *	630,925
4,500	DocuSign, Inc. *	685,395
1,000	Fortinet, Inc. *	359,400
15,000	Microsoft Corp.	5,044,800
9,000	ROBLOX Corp. *	928,440
500	Shopify, Inc. *	688,695
3,500	Unity Software, Inc. *	500,465
		10,450,800

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2021

Monetta Fund (Continued)
NUMBER OF SHARES		VALUE

Electronic-Semiconductor-12.0%
25,000	Advanced Micro
	Devices, Inc. *	$3,597,500
7,000	Micron Technology, Inc.	652,050
20,000	NVIDIA Corp.	5,882,200
		10,131,750
Internet-8.7%
2,100	Alphabet, Inc. - CL C *	6,076,539
2,000	Meta Platforms,
	Inc. - CL A *	672,700
14,000	Twitter, Inc. *	605,080
		7,354,319
Telecommunication Service-1.0%
7,000	T-Mobile US, Inc. *	811,860

Transportation - 5.9%
Airline-5.9%
60,000	Delta Air Lines, Inc. *	2,344,800
62,000	Southwest
	Airlines Co. *	2,656,080
		5,000,880
Total Common Stocks
(Cost $40,796,036)		79,480,322

MONEY MARKET FUNDS - 5.9%
	First American
	Government
	Obligations Fund -
4,940,571	Class X, 0.03% ^	4,940,571

Total Money Market Funds
(Cost $4,940,571)		4,940,571

Total Investments
(Cost $45,736,607) - 100.2%		84,420,893

Liabilities in Excess of
Other Assets - (0.2)%		(126,561)

TOTAL NET ASSETS - 100.0%		$84,294,332

ADR - American Depositary Receipt

*	Non-Income Producing.
#	As of December 31, 2021, the Fund had a significant portion of its assets invested in this sector. See Note 6 in Notes to Financial Statements.
^	Rate shown is the seven day effective yield at December 31, 2021.

Industry classification provided by William O’Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2021

Monetta Young Investor Growth Fund

COMMON STOCKS - 49.1%
NUMBER OF SHARES		VALUE
Consumer Cyclical - 4.0%
Automobile-1.6%
40,000	Ford Motor Co.	$830,800

Leisure Service-2.4%
1,000	Netflix, Inc. *	602,440
15,000	Uber Technologies, Inc. *	628,950
		1,231,390

Financial - 7.6%
Bank-Money Center-4.6%
15,000	JPMorgan Chase & Co.	2,375,250

Finance-Miscellaneous-3.0%
4,300	MasterCard, Inc. - CL A	1,545,076

Healthcare - 4.1%
Healthcare-Biomedical/Genetic-0.8%
120,000	Amarin Corp. - ADR *	404,400

Healthcare-Drug/Diversified-1.4%
12,000	Pfizer, Inc.	708,600

Healthcare-Patient Care-1.9%
2,000	UnitedHealth Group, Inc.	1,004,280

Retail - 9.8%
Retail-Major Chain-3.3%
3,000	Costco Wholesale Corp.	1,703,100

Retail-Specialty-6.5%
1,000	Amazon.com, Inc. *	3,334,340

Technology - 21.9%
Computer Data Storage-6.9%
20,000	Apple, Inc.	3,551,400

Computer-Software-5.8%
8,000	Microsoft Corp.	2,690,560
200	Shopify, Inc. *	275,478
		2,966,038
Electronic-Semiconductor-3.6%
13,000	Advanced Micro
	Devices, Inc. *	1,870,700

Internet-5.6%
1,000	Alphabet, Inc. - CL C *	2,893,590

Transportation - 1.7%
Airline-1.7%
20,000	Southwest Airlines Co. *	856,800

Total Common Stocks
(Cost $9,341,165)		25,275,764

EXCHANGE TRADED FUNDS - 47.8%
38,000	SPDR S&P 500 Trust (a)	18,048,480
15,000	Vanguard S&P 500	6,548,550

Total Exchange Traded Funds
(Cost $9,187,527)		24,597,030

MONEY MARKET FUNDS - 3.4%
	First American
	Government
	Obligations Fund -
1,745,078	Class X, 0.03% ^	1,745,078

Total Money Market Funds
(Cost $1,745,078)		1,745,078

Total Investments
(Cost $20,273,770) - 100.3%		51,617,872

Liabilities in Excess of
Other Assets - (0.3)%		(143,958)

TOTAL NET ASSETS - 100.0%		$51,473,914

ADR - American Depositary Receipt

*	Non-Income Producing.
(a)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information of this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

^	Rate shown is the seven day effective yield at December 31, 2021.

Industry classification provided by William O’Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	December 31, 2021

		Monetta Young
		Investor Growth
	Monetta Fund	Fund
Assets:
Investments at value(a)	$84,420,893	$51,617,872
Receivables:
Interest and dividends	10,567	62,223
Fund shares sold	82	819
Prepaid expenses	21,633	7,177
Total Assets	84,453,175	51,688,091

Liabilities:
Payables:
Investment advisory fees (Note 2)	67,680	23,818
Distribution fees (Note 5)	—	45,137
Fund shares redeemed	15,233	72,992
Accrued trustee fees	6,800	4,203
Accrued compliance fees	2,171	1,310
Accrued transfer agent fees	22,460	24,227
Accrued fund administration fees	10,795	9,522
Accrued audit fees	16,995	16,996
Accrued other expenses	16,709	15,972
Total Liabilities	158,843	214,177
Net Assets	$84,294,332	$51,473,914

Analysis of net assets:
Paid-in capital	41,201,429	17,587,597
Total distributable earnings	43,092,903	33,886,317
Net Assets	$84,294,332	$51,473,914

(a) Investments at cost	$45,736,607	$20,273,770

Shares of beneficial interest issued outstanding	3,000,548	2,561,116

Net asset value, offering price and redemption price per share	$28.09	$20.10

The accompanying notes are an integral part of these financial statements.

Statements of Operations	For The Year Ended
December 31, 2021

		Monetta Young
		Investor Growth
	Monetta Fund	Fund
Investment income and expenses:
Investment income:
Interest	1,362	$233
Dividends	328,170	459,637
Total investment income	329,532	459,870

Expenses:
Investment advisory fees (Note 2)	776,496	285,170
Distribution expense (Note 5)	—	129,623
Transfer agent fees	98,338	106,828
Administration fees	43,242	38,245
Accounting fees	29,522	28,755
State registration fees	27,900	23,439
Compliance fees	25,764	16,214
Trustee fees	23,535	14,469
Audit fees	17,994	16,998
Legal fees	14,505	7,774
Custodian fees	10,676	6,735
Printing and postage fees	8,226	5,549
Other expenses	6,512	6,174
Insurance fees	3,336	2,605
Total expenses	1,086,046	688,578
Net investment loss	(756,514)	(228,708)

Realized and unrealized gain on investments:
Net realized gain on investments	12,031,349	9,411,338
Net change in unrealized appreciation/depreciation of investments	2,008,702	1,516,087
Net realized and unrealized gain on investments	14,040,051	10,927,425
Net increase in net assets from operations	$13,283,537	$10,698,717

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	For The Years Ended
December 31,

			Monetta Young
	Monetta Fund		Investor Growth Fund
	2021	2020	2021	2020
Operations:
Net investment loss	$(756,514)	$(374,720)	$(228,708)	$(33,797)
Net realized gain on investments	12,031,349	5,216,897	9,411,338	18,904,855
Net change in unrealized appreciation/
depreciation of investments	2,008,702	12,675,438	1,516,087	(9,463,981)
Net increase in net
assets from operations	13,283,537	17,517,615	10,698,717	9,407,077

Distributions:
Total distributions to shareholders	(9,702,085)	(2,995,901)	(9,442,879)	(15,985,962)

Capital transactions (Note 3):
Proceeds from shares sold	563,509	449,458	2,018,156	2,741,259
Net asset value of shares issued
through dividend reinvestment	9,212,357	2,853,980	9,094,095	15,239,225
Cost of shares redeemed	(4,903,355)	(4,333,252)	(16,205,091)	(31,744,849)

Increase (Decrease) in net assets
from capital transactions	4,872,511	(1,029,814)	(5,092,840)	(13,764,365)

Total increase (decrease)
in net assets	8,453,963	13,491,900	(3,837,002)	(20,343,250)

Net assets at beginning of year	$75,840,369	$62,348,469	$55,310,916	$75,654,166

Net assets at end of year	$84,294,332	$75,840,369	$51,473,914	$55,310,916

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
For a share outstanding	December 31,	December 31,	December 31,	December 31,	December 31,
throughout the year:	2021	2020	2019	2018	2017

Net asset value at beginning of year	$26.77	$21.58	$16.82	$18.89	$16.93

Investment Operations:
Net investment loss(a)	(0.27)	(0.13)	(0.04)	(0.06)	(0.06)
Net realized and unrealized gain (loss)
on investments	5.18	6.41	4.80	(0.44)	3.28

Total from investment operations	4.91	6.28	4.76	(0.50)	3.22

Less Distributions:
From net investment income	—	—	—	—	—
From net realized gains	(3.59)	(1.09)	—	(1.57)	(1.26)

Total distributions	(3.59)	(1.09)	—	(1.57)	(1.26)

Net asset value at end of year	$28.09	$26.77	$21.58	$16.82	$18.89

Total return	17.83%	29.41%	28.30%	-3.36%	19.19%
Ratios to average net assets:
Expense Ratio	1.33%	1.37%	1.40%	1.37%	1.40%
Net investment loss	(0.93)%	(0.58)%	(0.20)%	(0.31)%	(0.33)%
Portfolio turnover	55.2%	60.5%	61.8%	128.8%	122.9%
Net assets (in thousands)	$84,294	$75,840	$62,348	$52,811	$57,963

(a)	The per share amounts are calculated using the weighted average number of shares outstanding during the year.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Young Investor Growth Fund

	Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
For a share outstanding	December 31,	December 31,		December 31,	December 31,		December 31,
throughout the year:	2021	2020		2019	2018		2017

Net asset value at beginning of year	$19.90	$22.96		$18.64	$24.00		$20.26

Investment Operations:
Net investment income (loss)(a)	(0.10)	(0.01)		0.05	0.06		0.07
Net realized and unrealized gain (loss)
on investments	4.67	4.33		5.96	(0.94	)(e)	4.58

Total from investment operations	4.57	4.32		6.01	(0.88)		4.65

Less Distributions:
From net investment income	—	(0.00	)(b)	(0.06)	(0.07)		(0.07)
From net realized gains	(4.37)	(7.38)		(1.63)	(4.41)		(0.84)

Total distributions	(4.37)	(7.38)		(1.69)	(4.48)		(0.91)

Net asset value at end of year	$20.10	$19.90		$22.96	$18.64		$24.00

Total return	22.87%	20.47%		32.58%	-5.30%		23.10%
Ratios to average net assets:
Expenses Ratio(c)	1.33%	1.31%		1.26%	1.17%		1.16%
Net investment income (loss)(c)(d)	(0.44)%	(0.06)%		0.23%	0.23%		0.33%
Portfolio turnover	6.8%	13.1%		6.7%	28.1%		36.1%
Net assets (in thousands)	$51,474	$55,311		$75,654	$77,640		$145,845

(a)	The per share amounts are calculated using the weighted average number of shares outstanding during the year.
(b)	Rounds to zero.
(c)	The ratios of expenses and net investment income do not include the Fund’s proportionate share of expense and income of the underlying investment companies in which it invests.
(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which it invests.
(e)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the year.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	December 31, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES:
Monetta Trust (the “Trust”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The following funds, collectively referred to as the Funds, are series of the Trust:

Monetta Fund. The primary objective of this Fund is long-term capital growth. The Fund seeks this objective by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in large capitalization growth companies.

Monetta Young Investor Growth Fund (formerly known as Monetta Core Growth Fund). The objective of this Fund is long-term capital growth. The Fund seeks this objective by investing approximately 50% of its assets in exchange traded funds (“ETFs”) and other funds seeking to track the S&P 500® Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies and the remainder of its assets in common stocks of individual companies that Monetta Financial Services, Inc., (the “Adviser”) considers to be high quality well-known companies that produce products or provide services that are recognized by many investors.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Monetta Fund and the Monetta Young Investor Growth Fund are each a diversified series with their own investment objectives and policies with the Trust.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(a) Securities Valuation

Equity securities, including American Depositary Receipts (“ADR”s) and ETFs are stated at fair value, based on the official closing price as of the time of valuation. If there is no official closing price of a security on the valuation date, the security is valued at the mean between the most recent bid and ask quotation, in each case on the principal exchange or market on which that security is traded. If there are no reported sales and no reported bid quotations for a security on a valuation date, or it is not traded on an exchange, the securities are “fair valued” in accordance with the Funds’ Fair Value Procedures. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Other securities traded over-the-counter shall be valued at the official closing price. If there is no official closing price, the security is valued at the most recent mean quotation. Investments in registered open-end management companies, including money market funds, will be valued based on the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Board of Trustees (“Board”). In determining the fair value of a security, the Adviser and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and duration of restrictions, if any, on the disposition of the security; (ii) fundamental analytical data relating to the security; (iii) evaluation of the forces that influence the market in which the security is traded; (iv) information as to any transactions in or offers for the security; (v) the existence of any merger proposal, tender offer or other extraordinary events relating to the security; (vi) the price and extent of public trading in similar securities of the issuer or of comparable companies; and (vii) any other methodologies and factors that they consider appropriate.

(b)	Use of Estimates

The preparation of financial statements, in conformity with U.S. GAAP, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c)	General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the specific lot identification basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Any distributions received from investments in ETFs which represent long-term capital gains are recorded by the Funds as a realized gain.

Notes to Financial Statements (continued)	December 31, 2021

(d)	Expenses

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on several bases, including relative net assets of all the Funds within the Monetta Trust.

(e)	Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. As of and during the year ended December 31, 2021, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended December 31, 2021, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended December 31, 2021, the Funds did not incur any interest and penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended December 31, 2018.

The Funds will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward indefinitely and retain their character as either short-term or long-term capital losses. At December 31, 2021, there were no loss carryforwards.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales. At December 31, 2021, the Funds had no short-term post-October capital losses which were realized after October 31, 2021 and deferred for tax purposes to January 1, 2022.

(f) Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under U.S. GAAP, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

Additionally, U.S. GAAP requires certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2021, the Monetta Fund increased distributable earnings by $756,514 and decreased paid-in capital by $756,514. These adjustments were made due to net operating losses for the Fund. For the fiscal year ended December 31, 2021, the Monetta Young Investor Growth Fund decreased distributable earnings by $1,766,226 and increased paid-in capital by $1,766,226. These adjustments were made due to the use of equalization and net operating losses for the Fund.

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at December 31, 2021, were as follows:

		Monetta Young
	Monetta Fund	Investor Growth Fund
Aggregate Gross Appreciation	$40,642,753	$32,285,664
Aggregate Gross Depreciation	(2,046,788)	(941,562)
Net Unrealized Appreciation	38,595,965	31,344,102
Federal Income Tax Cost	$45,824,928	$20,273,770

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

		Monetta Young
	Monetta Fund	Investor Growth Fund
Undistributed Ordinary Income	$—	$—
Undistributed Long-Term Capital Gain	4,496,938	2,542,215
Net Unrealized Appreciation	38,595,965	31,344,102
Total Distributable Earnings	$43,092,903	$33,886,317

Notes to Financial Statements (continued)	December 31, 2021

The tax character of distributions paid during the years ended December 31, 2021 and 2020 were as follows:

		Monetta Young
2021	Monetta Fund	Investor Growth Fund
Ordinary Income*	$671,071	$62,590
Long-Term Capital Gain	9,031,014	9,380,289
Total Distributions to Shareholders	$9,702,085	$9,442,879
		Monetta Young
2020	Monetta Fund	Investor Growth Fund
Ordinary Income*	$—	$427
Long-Term Capital Gain	2,995,901	15,985,535
Total Distributions to Shareholders	$2,995,901	$15,985,962

* For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

(g)	Fair Value Measurements

In accordance with ASC 820-10, fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of each Fund’s investments. The inputs are summarized in the three broad Levels listed below.

• Level 1 -	quoted prices in active markets for identical investments;

• Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);

• Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each respective Fund’s investments at December 31, 2021, based on the inputs used to value them:

INVESTMENTS IN SECURITIES
Type of Investments	Level 1	Level 2	Level 3	Total
Monetta Fund
Common Stocks	$79,480,322	$—	$—	$79,480,322
Money Market Funds	4,940,571	—	—	4,940,571
FUND TOTAL	$84,420,893	$—	$—	$84,420,893
Monetta Young Investor Growth Fund
Common Stocks	$25,275,764	$—	$—	$25,275,764
Exchange Traded Funds	24,597,030	—	—	24,597,030
Money Market Funds	1,745,078	—	—	1,745,078
FUND TOTAL	$51,617,872	$—	$—	$51,617,872

Refer to each Fund’s Schedule of Investments for further information on the classification of investments.

Notes to Financial Statements (continued)	December 31, 2021

2.	RELATED PARTIES:
Robert S. Bacarella is an officer and trustee of the Funds and also an officer, director and majority shareholder of the Adviser. Robert J. Bacarella is an officer of the Funds and also an officer of the Adviser. As of and for the year ended December 31, 2021, remunerations required to be paid to all interested trustees have been directly paid by the Adviser. Fees paid to independent trustees have been directly paid by the Funds.

Each Fund pays the Adviser a monthly investment advisory fee, based upon the average net assets of each Fund, which is calculated and accrued daily.

The Monetta Fund pays the Adviser based on an annual rate of 0.95% for the first $300 million in net assets, 0.90% for the next $200 million in net assets, and 0.85% for net assets over $500 million. The Monetta Young Investor Growth Fund pays the Adviser based on an annual rate of 0.55% on all net assets. From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each Fund.

3.	CAPITAL STOCK AND SHARE UNITS:

There is an unlimited number of “no par value” shares of beneficial interest authorized for each series of the Trust.

	Monetta	Monetta Young
	Fund	Investor Growth Fund
2020 Beginning Shares	2,888,571	3,294,615
Shares sold	20,189	121,889
Shares issued upon dividend reinvestment	112,761	805,455
Shares redeemed	(188,085)	(1,442,783)
Net decrease in shares outstanding	(55,135)	(515,439)
2021 Beginning Shares	2,833,436	2,779,176
Shares sold	19,390	92,645
Shares issued upon dividend reinvestment	315,925	450,426
Shares redeemed	(168,203)	(761,131)
Net increase (decrease) in shares outstanding	167,112	(218,060)
2021 Ending Shares	3,000,548	2,561,116

4.	PURCHASES AND SALES OF INVESTMENT SECURITIES:

The cost of purchases and proceeds from sales of securities for the year ended December 31, 2021, excluding short-term securities were:

	U.S. Government		Other Investment
	Securities		Securities
	Purchases	Sales	Purchases	Sales
Monetta Fund	$—	$—	$41,881,073	$50,134,321
Monetta Young Investor Growth Fund	—	—	3,446,634	18,697,231

5.	DISTRIBUTION PLAN:
The Trust and its shareholders have adopted a service and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the participating Fund to pay certain expenses associated with the distribution of its shares. Annual fees under the Plan up to 0.25% of the average daily net assets for the Monetta Young Investor Growth Fund are accrued daily.

6.	SECTOR RISK:
As of December 31, 2021, the Monetta Fund had a significant portion of its assets invested in the technology sector. The technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innovation and intellectual property issues.

Notes to Financial Statements (continued)	December 31, 2021

7.	ETF RISK:
As of December 31, 2021, the Monetta Young Investor Growth Fund had a significant portion of its assets invested in ETFs. ETFs are bought and sold on a securities exchange. An ETF trades like a common stock and often represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

8.	CONTROL OWNERSHIP:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2021, Charles Schwab & Co., for the benefit of its customers, owned 27.08% of the outstanding shares of the Monetta Young Investor Growth Fund.

9.	COVID-19:
The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and long-term impact on economies, markets, industries and individual issuers, are not known. The operational and finance performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

10.	REGULATORY UPDATE:

In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which are expected to be effective on or about January 19, 2022. Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or ‘fund-of-funds arrangements.’ These regulatory changes may limit a Fund’s ability to pursue its principal investment strategies by investing in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable. Management does not believe that the implementation of the Rule will have an effect on how it manages the Funds’ portfolios.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm	December 31, 2021

To the Shareholders and Board of Trustees of
Monetta Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Monetta Trust, comprising Monetta Fund and Monetta Young Investor Growth Fund (formerly known as Monetta Core Growth Fund) (the “Funds”), as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2013.

COHEN & COMPANY, LTD.
Chicago, Illinois
February 23, 2022

Other Information (Unaudited)	December 31, 2021

BOARD APPROVAL OF ADVISORY AGREEMENTS

At an in-person meeting held on November 19, 2021, the Board considered the renewal of two separate investment advisory agreements. One between the Trust, on behalf of the Monetta Fund and the Adviser, and another between the Trust, on behalf of the Young Investor Growth Fund and the Adviser. Both advisory agreements were required to be renewed on or before December 2, 2021 by a majority of the Trustees who are not interested persons of the Funds, voting in person, and at a meeting called for the specific purpose of approving this agreement.

The Board was presented with relative performance, fees, expenses, asset size and other information in connection with the continuation of each advisory agreement. The Board received a memorandum from Thompson Hine outlining the legal standards applicable to the renewal and continuation of an investment advisory agreement under the 1940 Act. The Board was informed that Thompson Hine had submitted a request for information from the Adviser, on behalf of the Board, pursuant to Section 15(c) of the 1940 Act, a copy of which is included with the Materials. Furthermore, the Board was provided with responsive information from the Adviser regarding each Fund prior to the Meeting being held. The Board fully reviewed the advisory agreements and materials considered relevant in connection with the renewal of each agreement, as set forth below.

In the approval of advisory fees and other expenses to be paid by the Funds, and the advisory agreements themselves, the Board considered the following factors (no single one of which was determinative):

1)	the nature, extent and quality of the services provided by the Adviser to the Funds,
2)	the investment performance of the Funds and the Adviser,
3)	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds,
4)	the extent to which economies of scale will be realized as the Funds grow, and
5)	whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board discussed the nature, extent, and quality of services provided by the Adviser. Mr. Davalla noted there were no changes to Adviser personnel, key risks to the Funds remained static, the Funds had an insurance policy and there were no regulatory or compliance issues with the Funds.

The Board was presented with performance information for each Fund in comparison to each Fund’s benchmark, Morningstar category average and peer grouping. Mr. Davalla stated the performance was in line with their large-cap growth peers. The Board also reviewed information in connection with the advisory fee and net expense ratios for each Fund versus their respective peer grouping as set forth in the Materials. The Trustees noted that the advisory fee for the Monetta Fund was higher than its peer group average but within the range of the peer group. The Board then reviewed that the Young Investor Growth Fund’s advisory fee was below its peer group average. Mr. Davalla commented that the Funds’ advisory fee peer groups tended to be in large Fund complexes and due to this, were more likely to benefit more with economies of scales.

The Board considered the cost of services and profitability of the Adviser, giving consideration to the Adviser’s continued ability to provide quality investment management services to the Funds in view of the total net assets of the Fund complex. The Board discussed the total revenues received from each Fund and the Adviser’s profitability with respect to each Fund. Mr. Bacarella confirmed the Adviser continues to perform their own independent analysis with regard to stock selection for the Funds and does not rely on a “model” or algorithm during stock selection.

The Board determined the revenue and profits of the Adviser were both reasonable and appropriate. They found the advisory fee for each Fund to be reasonable in light of the nature, quality and extent of the services being provided to each Fund, the size of each Fund and the costs incurred by the Adviser in providing such services. They also found the fee structure for the Young Investor Growth Fund reasonable given the nature and type of securities held by the Fund. The Board determined the break points in the fee schedule for the Monetta Fund were reasonably likely to allow the shareholders of the Fund to share in economies of scale as the Fund grows.

No single factor was determinative of the Board’s decision to approve the renewal of the Advisory Agreements; rather, the Board based its determination on the total mix of information available. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the renewal of the Advisory Agreements, including the compensation payable under the agreements, were fair and reasonable to the Funds.  The Board, including a majority of the Independent Trustees, therefore determined that the approval of the renewal of the Advisory Agreements was in the best interest of each Fund and its shareholders.

Other Information (Unaudited) (continued)	December 31, 2021

STATEMENT REGARDING THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Monetta Trust (the “Trust”), on behalf of the Monetta Fund and Monetta Young Investor Growth Fund (each a “Fund” and together, the “Funds”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of a group of individuals associated with the Trust and Monetta Financial Services, Inc. (the “Adviser”) as the administrator of the Program (the “Program Administrator”). Personnel of the Trust conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Trust Program Administrator.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020 (the “Reporting Period”). No significant liquidity events impacting the Funds during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, the Program Administrator manages and periodically reviews each Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. In the Report, Monetta provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage each Fund’s liquidity risk and each Fund’s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the Program Administrator oversaw the classification of each of the Funds’ portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT. The process utilized by the Trust for determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

Each Fund qualified as a “primarily highly liquid fund” as defined in the Program during the Reporting Period. Accordingly, each Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, each Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4.

The Report noted any redemptions in-kind effected by the Funds during the Reporting Period were effectuated in accordance with the Trust’s Redemption in Kind Policy. The Report concluded, with respect to each Fund: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk during the Reporting Period; and (ii) the Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

Trustees & Officers (Unaudited)	December 31, 2021

Name (Birth Year) (Funds Overseen)		Other Directorships
Mailing Address		Held by Trustees
Position(s) with Trust	Principal Occupation(s)	During the
Term of Position	During Past Five Years	Past Five Years

Independent (“Disinterested”) Trustees:

John L. Guy (1952) (2 Funds)	EVP & Director of Business Banking,	None.
1776-A S. Naperville Rd., Suite 100	Webster Bank since 2010.
Wheaton, IL 60189-5831

Trustee since 1993;
Indefinite Term

Independent Chairman since 2014;
Indefinite Term

Marlene Z. Hodges (1948) (2 Funds)	EVP & CFO, Orchard Village	None.
1776-A S. Naperville Rd., Suite 100	(non-profit organization) since 2012.
Wheaton, IL 60189-5831
Founder and CEO of
Trustee since 2001;	Marlene Z. Hodges, LLC,
Indefinite Term	a consultancy providing financial
guidance to non-profits, since 2011.

Patricia J. Luscombe (1961) (2 Funds)	Managing Director of the Valuations	Trustee; Northern Lights
1776-A S. Naperville Rd., Suite 100	and Opinions Group, Lincoln	Fund III (31 Funds)
Wheaton, IL 60189-5831	International, LLC (investment bank)	(since 2015)
since 2007.
Trustee since 2015;
Indefinite Term

Inside (“Interested”) Trustee(1)

Robert S. Bacarella(2) (1949) (2 Funds)	Chairman & President of the Adviser	None.
1776-A S. Naperville Rd., Suite 100	since 1997.
Wheaton, IL 60189-5831
Director of Adviser since 1984.
Trustee & President since 1993;
Indefinite Term

Principal Executive Officer 2002;
Indefinite Term

(1)	Trustees who are employees or officers of the Adviser receive no compensation from the Trust.
(2)	Mr. Robert J. Bacarella is the son of Mr. Robert S. Bacarella, President and Founder of the Adviser.

Additional information about the Trustees is available in the Trust’s State of Additional Information (“SAI”), which is available, without charge, by calling 1-800-MONETTA.

Trustees & Officers (Unaudited) (continued)	December 31, 2021

Name (Birth Year) (Funds Overseen)		Other Directorships
Mailing Address		Held by Trustees
Position(s) with Trust	Principal Occupation(s)	During the
Term of Position	During Past Five Years	Past Five Years

Officers Who Are Not Trustees

Robert J. Bacarella(1) (1977) (2 Funds)	Vice President, Treasurer,	Not Applicable.
1776-A S. Naperville Rd., Suite 100	Chief Financial Officer, & Director
Wheaton, IL 60189-5831	of the Adviser since 2009.

Vice President since 2009;
Indefinite Term

Treasurer 2010;
Indefinite Term

Secretary, Chief Financial Officer,
Principal Financial Officer & Principal
Accounting Officer Since 2012;
Indefinite Term

Adrea Scaramucci (1968) (2 Funds)	Chief Compliance Officer for the	Not Applicable.
480 E. Swedesford Road, Suite 220	Adviser since 2021; Compliance
Wayne, PA 19087	Director, Cipperman Compliance
Services, LLC since 2021; Chief
Chief Compliance Officer	Compliance Officer, Drezel Morgan
since 2021;	Capital Advisers, Inc. (2005-2021).
Indefinite Term

(1)	Mr. Robert J. Bacarella is the son of Mr. Robert S. Bacarella, President and Founder of the Adviser.

Notice to Shareholders (Unaudited)	December 31, 2021

Tax Information

For the fiscal year ended December 31, 2021, certain dividends paid by the Funds may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designed as qualified dividend income was 72.76% and 100.00% for the Monetta Fund and Monetta Young Investor Growth Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2021 was 72.66% and 100.00% for the Monetta Fund and Monetta Young Investor Growth Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 100.00% and 100.00% for the Monetta Fund and Monetta Young Investor Growth Fund, respectively.

Proxy Voting Policies and Proxy Voting Record

The Funds’ proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Adviser at 1-800-MONETTA, or by writing to Monetta Financial Services, Inc., 1776-A South Naperville Rd., Suite 100, Wheaton, IL 60189. The Funds’ proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Availability of Fund Portfolio Information

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. For more information on the Public Reference Room call 1-800-SEC-0330. In addition, each Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-MONETTA.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household (“householding”). If you would like to opt out of householding or, once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-241-9772 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Information about the Funds’ Trustees

The Statement of Additional Information (“SAI”) includes information about the Funds’ Trustees and is available without charge, upon request, by calling 1-800-MONETTA.

PRIVACY POLICY (Unaudited)

In order to provide the products and services of the Funds, we may collect nonpublic, personal information from you. We consider such information to be private and confidential and are committed to respecting your privacy and protecting your information.

We may collect nonpublic, personal information about you from the following sources:

•	information that you provide us on applications and other forms;
•	information that we generate to service your account, such as account statements; and
•	information that we may receive from third parties.

We do not disclose nonpublic, personal information about you without your authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds, including transfer agents and mailing services. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities and require third parties to treat your non-public personal information with the same high degree of confidentiality.

We restrict access to your nonpublic, personal information to those employees who need to know such information to provide products or services to you. We maintain certain physical, electronic and procedural safeguards that are designed to protect your nonpublic, personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

(This Page Intentionally Left Blank.)

Monetta Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60189-5831

(b)	Not applicable for this Registrant.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Marlene Z. Hodges and John L. Guy are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distributions calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended December 31, 2021 and December 31, 2020, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2021	FYE 12/31/2020
(a) Audit Fees	$25,000	$25,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$8,000	$8,000
(d) All Other Fees	$-	$-

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant’s who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Monetta Trust

By (Signature and Title)      /s/Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date    March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date    March 9, 2022

By (Signature and Title)      /s/Robert J. Bacarella
Robert J. Bacarella, Chief Financial Officer

Date    March 9, 2022